SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported) April 20, 2005
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


          Delaware                    0-29192                    14-1708544
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(State or other jurisdiction        (Commission               (I.R.S.Employer
     of incorporation)              File Number)             Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                       33426
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (561) 547-9499
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01   Regulation FD Disclosure

            (b) On April 18, 2005, the company filed a press release pertaining to the General Services Administration awarding the company a new five-year contract.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 20, 2005      PURADYN FILTER TECHNOLOGIES INCORPORATED

                                By /s/ Richard C. Ford
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                                  Richard C. Ford
                                  Chief Executive Officer